                                                                    EXHIBIT 99.1
[ESPERION LOGO]



                                                     FOR IMMEDIATE RELEASE
CONTACT:

ESPERION THERAPEUTICS, INC.                              BERRY & COMPANY
Frank Thomas                                             Jim  Wetmore
Vice President, Finance and Investor Relations           (212) 253-8881
(734) 222-1831                                           jwetmore@berrypr.com
fthomas@esperion.com

                     ESPERION REPORTS FINANCIAL RESULTS FOR
                        THE QUARTER ENDED MARCH 31, 2003

ANN ARBOR, MI -- April 17, 2003 -- Esperion Therapeutics, Inc. (Nasdaq: ESPR), a biopharmaceutical company focused on discovering and developing HDL-targeted therapies for the treatment of cardiovascular disease, today reported financial results for the quarter ended March 31, 2003.

For the quarter ended March 31, 2003, Esperion reported a net loss of $7.4 million, or $0.25 per share, compared to a net loss of $7.3 million, or $0.25 per share, for the first quarter of 2002. Despite the higher net loss for the quarter as compared to the corresponding period in 2002, total operating expenses decreased by 3.6%, from $7.4 million to $7.1 million. The lower operating expenses were more than offset by an increase in other non-operating items, including higher interest expense, lower interest income and higher foreign currency transaction losses.

Research and development expenses represented 77% of operating expenses during the first quarter of 2003, and these expenses decreased by approximately $245,000, or 4.3%, compared to the corresponding period in 2002. The magnitude of the Company's operating expenses each quarter is largely dependent upon the progress, timing, number, nature and size of the Company's clinical trials and related manufacturing activities. The development status of each of the Company's current product candidates is as follows:

    - ETC-588, or LUV (Phase II) -- Currently enrolling patients in two multiple-dose Phase II clinical trials: one trial in patients with carotid atherosclerosis and one trial in patients with acute coronary syndromes.
    - ETC-216, or AIM (Phase II) -- Completed enrollment in March 2003 for a multiple-dose Phase II clinical trial in patients with acute coronary syndromes.
    - ETC-642, or RLT Peptide (Phase I) -- Currently enrolling patients with stable cardiovascular disease in a second Phase I single-dose clinical trial.
    - ETC-1001 (formerly ESP 31015) (Pre-clinical) -- Expecting to initiate the first clinical trial in the second quarter of 2003.



                                    --MORE--

ESPERION REPORTS FINANCIAL RESULTS FOR THE QUARTER ENDED MARCH 31, 2003
Page 2


"While our performance was on track with projections for the quarter and the year, we also note two important events for our Company in this period," said Roger S. Newton, Ph.D., President and CEO of Esperion. "First, we completed enrollment in the Phase II study of ETC-216. Second, we unveiled our oral small molecule platform, a unique discovery platform for the development of lipid regulating agents, at an Esperion event in Chicago on March 30. In addition to being milestones for Esperion, these events have the potential to be significant value creating opportunities for our shareholders in the months ahead."

As of March 31, 2003, Esperion had approximately $38 million in cash and short-term investments, compared with $45 million at December 31, 2002, representing a decrease in net cash of approximately $7.0 million. Long-term debt was largely unchanged at approximately $8.8 million in December 31, 2002 and March 31, 2003. As a development stage company, Esperion has not reported any revenue since its inception.

ESPERION THERAPEUTICS
Esperion Therapeutics, Inc. discovers and develops pharmaceutical products for the treatment of cardiovascular disease. Esperion intends to commercialize a novel class of drugs that focuses on a new treatment approach called "HDL Therapy," which is based on the Company's understanding of high-density lipoprotein, or HDL, function. HDL is the primary facilitator of the reverse lipid transport, or RLT, pathway by which excess cholesterol and other lipids are removed from arteries and other tissues and are transported to the liver for elimination from the body. Esperion's goal is to develop drugs that exploit the beneficial functions of HDL within the RLT pathway. Esperion currently has product candidates under development for the treatment of cardiovascular disease. Esperion is listed on the Nasdaq National Market under the symbol "ESPR."

SAFE HARBOR STATEMENT
The information contained in this press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as "hope," "may," "believe," "anticipate," "plan," "expect," "intend," "assume," and similar expressions. Forward-looking statements speak only as of the date of this press release, reflect management's current expectations and involve certain factors, such as risks and uncertainties, which may cause actual results to be far different from those suggested by the Company's forward-looking statements. These factors include, but are not limited to, risks associated with: management's ability to successfully execute its business strategies, including entering into any strategic partnerships or other transactions; the progress and cost of development of the Company's product candidates; the extent and timing of market acceptance of new products developed by the Company or its competitors; dependence on third parties to conduct clinical trials for the Company's product candidates; the extent and timing of regulatory approval, as desired or required, for the Company's product candidates; the Company's dependence on licensing arrangements and strategic relationships with third parties; clinical trials; manufacturing; the Company's dependence on patents and proprietary rights; the procurement, maintenance, enforcement and defense of the Company's patents and proprietary rights; competitive conditions in the industry; business cycles affecting the markets in which any of the Company's future products may be sold; extraordinary events and transactions; the timing and extent of the Company's financing needs and the Company's access to funding, including through the equity market; fluctuations in foreign exchange rates; and economic conditions generally or in various geographic areas. These factors are discussed in more detail in the Company's filings with the Securities and Exchange Commission. The Company does not intend to update any of these factors or to publicly announce the results of any revisions to any of these forward-looking statements other than as required under the federal securities laws.

ESPERION REPORTS FINANCIAL RESULTS FOR THE QUARTER ENDED MARCH 31, 2003
Page 3

                  ESPERION THERAPEUTICS, INC. AND SUBSIDIARIES
                      (A COMPANY IN THE DEVELOPMENT STAGE)

                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                       MARCH 31,     DECEMBER 31,
in thousands                                              2003           2002
--------------------------------------------------------------------------------
ASSETS:                                                 (UNAUDITED)
Current assets:
  Cash and cash equivalents                            $  31,605      $  40,499
  Short-term investments                                   6,253          4,354
  Prepaid expenses and other                                 590            410
--------------------------------------------------------------------------------
    Total current assets                                  38,448         45,263
--------------------------------------------------------------------------------
Property and equipment, net                                2,710          3,001
Goodwill                                                   3,108          3,108
Deposits and other assets                                      6             35
--------------------------------------------------------------------------------
Total assets                                           $  44,272      $  51,407
--------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
  Current portion of long-term debt                    $   1,081      $   1,061
  Accounts payable                                         1,878          1,687
  Accrued liabilities                                      1,999          2,185
--------------------------------------------------------------------------------
    Total current liabilities                              4,958          4,933
--------------------------------------------------------------------------------
Long-term debt, less current portion                       7,721          7,731
Stockholders' equity:
  Preferred stock                                              -              -
  Common stock                                                29             29
  Additional paid-in capital                             133,517        133,411
  Notes receivable                                             -             (3)
  Accumulated deficit during the development stage      (101,452)       (94,046)
  Deferred stock compensation                               (442)          (589)
  Accumulated other comprehensive loss                       (59)           (59)
--------------------------------------------------------------------------------
    Total stockholders' equity                            31,593         38,743
--------------------------------------------------------------------------------
Total liabilities and stockholders' equity             $  44,272      $  51,407
--------------------------------------------------------------------------------

ESPERION REPORTS FINANCIAL RESULTS FOR THE QUARTER ENDED MARCH 31, 2003
Page 4


                  ESPERION THERAPEUTICS, INC. AND SUBSIDIARIES
                      (A COMPANY IN THE DEVELOPMENT STAGE)

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                        THREE MONTHS ENDED            INCEPTION TO
                                                                             MARCH 31,                  MARCH 31,
in thousands except share and per share data                           2003            2002               2003
-------------------------------------------------------------------------------------------------------------------
Operating expenses:
  Research and development                                        $      5,460      $      5,705      $     81,908
  General and administrative                                             1,629             1,645            18,745
  Goodwill amortization                                                      -                 -             1,089
  Purchased in-process research and development                              -                 -             4,000
-------------------------------------------------------------------------------------------------------------------
    Total operating expenses                                             7,089             7,350           105,742
-------------------------------------------------------------------------------------------------------------------
Loss from operations                                                    (7,089)           (7,350)         (105,742)
-------------------------------------------------------------------------------------------------------------------
Other income (expense):
  Interest income                                                          149               320             7,346
  Interest expense                                                        (310)             (252)           (2,695)
  Other, net                                                              (156)              (21)             (361)
-------------------------------------------------------------------------------------------------------------------
    Total other income (expense)                                          (317)               47             4,290
-------------------------------------------------------------------------------------------------------------------
Loss before income taxes                                                (7,406)           (7,303)         (101,452)
Provision for income taxes                                                   -                 -                 -
-------------------------------------------------------------------------------------------------------------------
Net loss                                                                (7,406)           (7,303)         (101,452)
Beneficial conversion feature on preferred stock                             -                 -           (22,870)
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Net loss attributable to common stockholders                      $     (7,406)     $     (7,303)     $   (124,322)
-------------------------------------------------------------------------------------------------------------------

Basic and diluted net loss per share                              $      (0.25)     $      (0.25)
-------------------------------------------------------------------------------------------------
Shares used in computing basic and diluted net loss per share       29,395,549        29,197,523
-------------------------------------------------------------------------------------------------

ESPERION REPORTS FINANCIAL RESULTS FOR THE QUARTER ENDED MARCH 31, 2003
Page 5


                  ESPERION THERAPEUTICS, INC. AND SUBSIDIARIES
                      (A COMPANY IN THE DEVELOPMENT STAGE)

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                                         THREE MONTHS ENDED            INCEPTION TO
                                                                                MARCH 31,                 MARCH 31,
in thousands                                                             2003             2002              2003
---------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
  Net loss                                                               $(7,406)        $(7,303)        $(101,452)
  Adjustments to reconcile net loss to net cash
  used in operating activities:
    Purchased in-process research and development                              -               -             4,000
    Depreciation and amortization                                            316             361             5,129
    Stock-based compensation expense                                         147             208             3,797
    Decrease in notes receivable                                               3               3               126
    Loss on sale of property and equipment                                     1               1               192
    Non-cash interest expense included in long-term debt                     115              82               902
    Changes in assets and liabilities:
      Prepaid expenses and other                                            (180)            112            (1,418)
      Other assets                                                            29             (25)              549
      Accounts payable                                                       191              44             2,147
      Accrued liabilities                                                   (190)           (741)            1,992
---------------------------------------------------------------------------------------------------------------------
        Net cash used in operating activities                             (6,974)         (7,258)          (84,036)
---------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
  Purchases of property and equipment                                        (25)           (666)           (6,971)
  Deposits on equipment                                                        -               -              (557)
  Acquisition of Talaria Therapeutics, Inc.                                    -               -              (233)
  Proceeds from sale of property and equipment                                 -               2                32
  Purchases of short-term investments                                     (2,001)              -           (39,216)
  Maturities of short-term investments                                       102               -            32,963
---------------------------------------------------------------------------------------------------------------------
        Net cash used in investing activities                             (1,924)           (664)          (13,982)
---------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
  Proceeds from issuance of convertible preferred stock                        -               -            42,200
  Proceeds from the issuance of common stock                                 106              36            79,217
  Proceeds from long-term debt                                                 -           1,834            10,171
  Repayments of long-term debt                                              (258)           (325)           (3,055)
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        Net cash provided by (used in) financing activities                 (152)          1,545           128,533
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Effect of exchange rate changes on cash                                      156              14             1,090
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                      (8,894)         (6,363)           31,605
Cash and cash equivalents at beginning of period                          40,499          70,286                 -
---------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                               $31,605         $63,923         $  31,605
---------------------------------------------------------------------------------------------------------------------



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